Exhibit 99.1

Executive Compensation Review NASDAQ: CVLY October 2022

Safe Harbor Notice Regarding Forward Looking Statements This presentation contains forward - looking statements about Codorus Valley Bancorp, Inc . (also referred to herein as the “Corporation”) that are intended to be covered by the safe harbor for forward - looking statements provided by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are not historical facts . These statements typically can be identified by the use of forward - looking terminology such as “believe,” “expect,” “estimate,” “potential,” “may,” “will,” “should,” “project,” “position,” “plan,” “seek,” “strive to,” “intend,” “anticipate,” “possible” or similar terminology . Such forward - looking statements include, but are not limited to, discussions of strategy, financial projections and estimates and their underlying assumptions ; statements regarding plans, objectives, goals, expectations or consequences ; and statements about future performance, operations, products and services of Codorus Valley Bancorp, Inc . and its subsidiaries . Note that many factors, including those described below or elsewhere in the presentation, could affect the future financial results of the Corporation and its subsidiaries, both individually and collectively, and could cause actual results to differ materially from those expressed in the forward - looking statements contained or incorporated by reference in this presentation . In addition to the foregoing, the effect of COVID - 19 and related events, and those not yet known or knowable, could have a negative effect on the Corporation’s business prospects, financial condition and results of operations, as a result of quarantines ; market volatility ; market downturns ; changes in consumer behavior ; business closures ; deterioration in the credit quality of borrowers or the inability of borrowers to satisfy their obligations (and any related forbearances or restructurings that may be implemented) ; changes in the value of collateral securing outstanding loans ; changes in the value of the investment securities portfolio ; effects on key employees, including operational management personnel and those charged with preparing, monitoring and evaluating the Corporation's financial reporting and internal controls ; declines in the demand for loans and other banking services and products ; declines in demand resulting from adverse impacts of COVID - 19 on many businesses ; and Financial Center or office closures and business interruptions . Additional factors that may affect forward - looking statements made in this presentation can be found in Codorus Valley Bancorp, Inc . ’s Quarterly Reports on Forms 10 - Q and its Annual Report on Form 10 - K, filed with the Securities and Exchange Commission (“SEC”) and available on the Corporation’s website at www . peoplesbanknet . com and on the SEC’s website at www . sec . gov . We include web addresses here as inactive textual references only . Information on these websites is not part of this presentation . Forward - looking statements in this presentation speak only as of the date of this presentation, and Codorus Valley Bancorp, Inc . makes no commitment to revise or update such statements to reflect changes that occur after the date of this presentation . Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results . 2

Corporate Profile Codorus Valley Bancorp, Inc . (“ Corporation ”) incorporated in 1986 , is an independent financial services holding company headquartered in York, Pennsylvania . Codorus Valley primarily operates through its financial services subsidiary, PeoplesBank, A Codorus Valley Company (“ PeoplesBank ”) . PeoplesBank is focused on acquiring and nurturing financial relationships with small - and mid - sized business and offers a full range of consumer, business, wealth management, and mortgage services at financial centers located in communities throughout South Central Pennsylvania and Central Maryland . Codorus Valley Bancorp, Inc . ’s Common Stock is listed on the NASDAQ Global Market under the symbol CVLY . 3

Executive Compensation Philosophy • Our philosophy is to provide all of the Corporation’s executive officers with a comprehensive program of compensation and benefit opportunities consistent with prevailing practices among publicly - traded financial services organizations of similar asset size, market profiles, operating circumstances and regionally similar geographic locations. The Compensation Committee (the “ Committee ”) of the Board of Directors believes that this level of market competitiveness allows us to appropriately position the Corporation to attract, motivate, reward and retain the caliber of executive talent required to enable the Corporation to achieve its long - term strategic goals and objectives . • The executive compensation program provides participating executives with a balanced and market - competitive mix of fixed and performance - based variable compensation and benefit provisions. • Our compensation program comprises three elements: base salary, annual incentive opportunity and long - term/equity incentives. We believe executives should have a significant portion of their target pay in variable/performance based pay. Our philosophy is to target pay at market median with actual pay varying to reflect a combination of individual and company performance • Base salary is determined by role and may vary by performance, contribution and experience • Annual incentives (i.e. cash) vary year - to - year based on achievement of our predefined incentive targets that are aligned with our business plan • Equity/Long - term incentives are a means of rewarding executives in stock to provide alignment with our shareholders; in 2021 we introduced performance - based restricted shares for our newly promoted CEO and we have plans to introduce performance - based restricted shares to our executive leadership team in 2023 4

Compensation Program Design Features • Executive Incentive Plan • Goals are allocated across the following criteria: • Pre - tax Pre - Provision Income - 30% • ROE - 35% • Efficiency Ratio – 20% • Individual Performance – 15% • ROE modifier . Once the payout is calculated according to the above absolute (i.e. budget) goals, the results may be adjusted +/ - 20% if performance is less than the 25 th percentile of comparator group or greater than the 75 th percentile of a comparator group • Long - term incentive • Plan designed to (1) encourage stock ownership and further align executives’ interests with shareholders, (2) ensure compensation practices are competitive with the industry, and (3) assist in the attraction and retention of key employees vital to the Corporation’s long - term success. • Awards predicated on performance metrics under the Executive Incentive Plan are evaluated on an annual basis by the Compensation Committee. • Best practice policies and practices • Stock ownership guidelines for Directors and Executive Team • Clawback policy • Performance - based equity (CEO promotional award in 2021 with plans to increase participation to Executive Team in 2023) 5

6 Executive Compensation Update (2022) Implemented Performance Restricted Shares • Granted Craig L. Kauffman, promotional Performance Restricted Shares grant in October 2021 • Board approved granting Performance Restricted Shares to Executive Leadership Team as part of any grant awards commencing in February 2023 Implemented Stock Ownership Guidelines for Board and Executive Leadership Team • Outside Directors: 4x Annual Retainer • CEO: 3x Base Pay • Executive Leadership Team: 1x Base Pay Amended Executive Incentive Plan - 2022 (EIP) • Included an ROE modifier which is tied to a comparator group index. Payouts could be modified +/ - 20% if below the 25 th percentile or above the 75 th percentile. Conducted a Board Compensation Analysis (Meridian Compensation Partners) • Modified pay structure to a retainer plus per meeting fees approach. Targets compensation (retainer) at 50% cash and 50% equity Conducting an Executive Compensation Analysis (Meridian Compensation Partners) • Currently conducting an analysis against our Compensation Committee approved peer group

Compensation Committee Oversight • Committee engaged Meridian Compensation Partners as their independent advisor to conduct both a Director and Executive Compensation study • Committee annually reviews and approves a scope of work with the external executive independent compensation partner. • Committee annually establishes a Peer Group for compensation comparison and benchmarking • Committee reviews and approves any compensation adjustments and equity awards for the CEO and Executive Leadership team 7